PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Receivable from processing agencies	$ 2,460	$ 1,671
Prepayment to suppliers	11,880	6,933
Rental deposits and prepaid rents	211	198
Deferred expense	341	287
Others	804	585
Total	$ 15,696	$ 9,674